UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant:  ☒
Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Monmouth Real Estate Investment Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or registration Statement No:

(3)	Filing Party:

(4)	Date Filed:

AMENDMENT DATED JULY 29, 2021
TO JOINT PROXY STATEMENT/PROSPECTUS
DATED JULY 23, 2021

This amendment dated July 29, 2021 (this “amendment”) should be read in conjunction with the joint proxy statement/prospectus dated July 23, 2021, which was first mailed to shareholders of Equity Commonwealth (“EQC”) and Monmouth Real Estate Investment Corporation (“MNR”) on or about July 26, 2021. The joint proxy statement/prospectus relates to the pending merger between EQC and MNR.

The virtual special meetings of EQC shareholders and MNR shareholders previously scheduled to be held on August 17, 2021 at 10:00 a.m. and 11:00 a.m. Eastern Time, respectively, have been rescheduled for August 24, 2021 at 10:00 a.m. and 11:00 a.m. Eastern Time, respectively. All references to the date of the EQC Special Meeting or the MNR Special Meeting in the joint proxy statement/prospectus are amended to reflect the new date of August 24, 2021. MNR shareholders wishing to participate in the live webcast of the MNR Special Meeting must pre-register at www.cesonlineservices.com/mnr21_vm by 11:00 a.m., Eastern Time, on August 23, 2021. EQC and MNR have each updated their proxy cards to reflect the new meeting date and an updated proxy card is enclosed with this amendment.

On July 27, 2021, Starwood Real Estate Income Trust, Inc. (“Starwood”) filed preliminary proxy materials for the purpose of soliciting proxies from MNR’s shareholders in opposition of the pending merger. MNR urges MNR shareholders to discard any BLUE proxy card that may be sent to them by Starwood and to complete and return the enclosed WHITE proxy card in favor of all MNR proposals.

Except as specifically discussed above, all information in the joint proxy statement/prospectus remains unchanged.

If you have already voted, you do not need to take any action unless you wish to revoke your proxy or change your vote. Proxy cards and voting instruction forms already returned will remain valid and shares represented thereby will be voted at the EQC Special Meeting or the MNR Special Meeting, as applicable, in accordance with your instructions unless revoked. If you have already voted and wish to change your vote, you should complete and submit a new proxy card or voting instruction form reflecting your vote.

If you have not yet voted, we urge you to submit a WHITE proxy card or voting instruction form to vote your shares as promptly as possible to ensure your shares are represented at the EQC Special Meeting or the MNR Special Meeting, as applicable. For specific instructions on how to submit a proxy to vote your shares, please review the applicable instructions that are set forth in the joint proxy statement/prospectus. If you have any questions about the merger or how to submit your proxy, please contact EQC’s proxy solicitor D.F. King & Co., Inc., at (877) 783-5524 or MNR’s proxy solicitor, Okapi Partners LLC, at (877) 796-5274.

Additional Information and Where to Find It

In connection with the proposed merger, EQC has filed a registration statement on Form S-4 with the SEC, which became effective on July 23, 2021, to register the common shares of beneficial interest of EQC to be issued pursuant to the merger. The registration statement includes a joint proxy statement/prospectus which has been filed by EQC and MNR with the SEC and has been sent to the common shareholders of EQC seeking their approval of the share issuance and to the common shareholders of MNR seeking their approval of the merger (the “joint proxy statement/prospectus”). EQC and MNR may also file other documents regarding the proposed merger and share issuance with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND SHARE ISSUANCE. Investors and security holders may obtain free copies of the registration statement and joint proxy statement/prospectus and other documents filed with the SEC by EQC or MNR through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by EQC on EQC’s website at www.ir.eqcre.com and may obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by MNR on MNR’s website at www.mreic.reit.

Participants in the Solicitation

EQC and certain of its trustees and executive officers and MNR and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from EQC’s shareholders and from MNR’s shareholders in connection with the proposed merger and share issuance under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of the trustees and executive officers of EQC and the directors and executive officers of MNR in the registration statement on Form S-4, the joint proxy statement/prospectus and other relevant materials filed with the SEC by EQC or MNR regarding the proposed merger and share issuance. You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC will also be available free of charge from EQC or MNR using the source indicated above.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

Special Meeting of Shareholders
August 24, 2021 at 11:00 a.m. Eastern Time

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
MONMOUTH REAL ESTATE INVESTMENT CORPORATION

The Shareholder of Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”), executing the reverse of this Proxy Card (the “Shareholder”), hereby appoints Eugene W. Landy, Michael P. Landy, and Kevin Miller, and each or any of them, as proxies of the Shareholder, with full power of substitution in each or any of them, to attend the Special Meeting of Shareholders (the “Meeting”) of the Company, to be held in a virtual-only format on August 24, 2021 at 11:00 a.m., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the Shareholder all votes that the Shareholder is entitled to cast at the Meeting and to otherwise represent the Shareholder at the Meeting with all powers possessed by the Shareholder if personally present at the Meeting.

This proxy, when properly executed, will be voted as directed herein. If this proxy is executed but no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations. The Board of Directors recommends a vote “FOR” each of Proposals 1, 2 and 3. Proxies will be voted in the discretion of the proxy holder on any other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.okapivote.com/Monmouth.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Please mark vote as in this example: ☒

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

1.
To approve the merger (the “Merger”) of Monmouth Real Estate Investment Corporation (“MNR”) with and into EQC Maple Industrial LLC (f/k/a RS18 LLC) (“Merger Sub”), a subsidiary of Equity Commonwealth (“EQC”), pursuant to the Agreement and Plan of Merger, dated as of May 4, 2021, as it may be amended from time to time (the “Merger Agreement”), by and among MNR, EQC and Merger Sub, and the other transactions contemplated by the Merger Agreement;

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.
To approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to MNR’s five executive officers in connection with the Merger Agreement and the transactions contemplated thereby;

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.
To authorize the board of directors of MNR, to approve one or more adjournments of the MNR special meeting to another date, time, place, or format, if necessary or appropriate, including to solicit additional proxies in favor of the proposal to approve the Merger and the other transactions contemplated by the Merger Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as name appears on the records of Monmouth Real Estate Investment Corporation and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

Signature	Date

Signature (if held jointly)	Date

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Proxies submitted by Internet or telephone must be received by 11:59 p.m., Eastern time on August 23, 2021.

Vote by Internet
• Log on to the Internet and go to www.OkapiVote.com/MNR • Follow the steps outlined on the secure website.

Vote by Telephone
• At NO CHARGE to you, call toll free (866) 494-4435 within the USA, US territories & Canada any time on a touch tone telephone.